Page 106 of 107 Pages
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                                   EXHIBIT N

                            JOINT FILING AGREEMENT

     The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of Geotek Communications, Inc., dated June 26, 1996 is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.

June 26, 1996                          S-C RIG INVESTMENTS-III, L.P.

                                       By: S-C RIG CO., its General Partner

                                           By: /s/ Peter Hurwitz
                                              ------------------------------
                                               Peter Hurwitz
                                               Vice President

June 26, 1996                          S-C RIG CO.

                                       By: /s/ Peter Hurwitz
                                           ---------------------------------
                                           Peter Hurwitz
                                           Vice President

June 26, 1996                          WINSTON PARTNERS II LDC

                                       By: /s/ Kieran Conroy / Wiekert Weber
                                           ---------------------------------
                                           Curacao Corporation Company N.V.
                                           Sole Director

June 26, 1996                          WINSTON PARTNERS II LLC

                                       By: Chatterjee Advisors LLC, its Manager

                                           By: /s/ Peter Hurwitz
                                              ------------------------------
                                               Peter Hurwitz
                                               Manager

                                                           Page 107 of 107 Pages
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June 26, 1996                          CHATTERJEE ADVISORS LLC

                                       By: /s/ Peter Hurwitz
                                           -----------------------------
                                           Peter Hurwitz
                                           Manager

June 26, 1996                          CHATTERJEE MANAGEMENT COMPANY

                                       By: /s/ Peter Hurwitz
                                           -----------------------------
                                           Peter Hurwitz
                                           Manager

June 26, 1996                          PURNENDU CHATTERJEE

                                       By: /s/ Peter A. Hurwitz
                                           -----------------------------
                                           Peter A. Hurwitz
                                           Attorney-in-Fact